UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2006

SRS LABS, INC.

(Exact Name of registrant as specified in its charter)

Delaware	0-21123	33-0714264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Daimler Street Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 442-1070

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On December 5, 2006, SRS Labs, Inc. (the “Company”) engaged Squar, Milner, Peterson, Miranda & Williamson, LLP, Newport Beach, California (“Squar Milner”) as its independent registered public accounting firm to audit the Company’s financial statements beginning with the fiscal year ending December 31, 2006.  On that date, the Company advised BDO Seidman, LLP (“BDO”) of the Company’s decision to dismiss BDO as its independent registered public accounting firm. The Company’s Audit Committee unanimously approved the engagement of Squar Milner and the dismissal of BDO on December 5, 2005.

The Audit Committee believes the change of its independent registered public accounting firm is in the best interest of the Company and the recent simplification of the Company’s business model makes this an appropriate time for the change.

The reports of BDO on the Company’s financial statements for the years ended December 31, 2004 and 2005 did not contain any adverse opinion or disclaimer of opinion, and were not otherwise qualified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through September 30, 2006, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their reports on the financial statements for such years.

During the Company’s two most recent fiscal years and through December 5, 2006, the Company did not consult Squar Milner regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1) of Regulation S-K) or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided to BDO a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K with the Securities and Exchange Commission and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated December 6, 2006, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements And Exhibits

(d)           Exhibits

Exhibit No.	Description

16.1	Letter from BDO Seidman, LLP, dated December 6, 2006, relating to the statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRS LABS, INC.,
a Delaware corporation

Date: December 8, 2006	By:	/S/ ULRICH GOTTSCHLING
Ulrich Gottschling
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from BDO Seidman, LLP, dated December 6, 2006, relating to the statements made in this Form 8-K.